1 ReSTORE PHASE 3 TRIAL RESULTS FOR REZAFUNGIN L E A D I N G T H E S C I E N C E O F P R O T E C T I O N D e c 2 0 2 1

FORWARD-LOOKING STATEMENTS

These slides contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

The words "believe," "may," "will," "estimate," "promise," "plan", "continue," "anticipate," "intend," "expect," "potential" and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding Cidara's expectations that the ReSTORE trial data will support an NDA submission in the U.S. and similar marketing authorization submissions in other countries; the potential timing of such submissions; and the likelihood that rezafungin, if approved, will be prescribed by physicians or included in formularies or treatment guidelines.

This presentation also contains estimates and other statistical data made by independent parties and by Cidara relating to market size and growth and other data about Cidara's industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of the future performance of the markets in which Cidara operates are necessarily subject to a high degree of uncertainty and risk, including, Cidara's ability to obtain additional financing; the success and timing of Cidara's clinical trials and other research and development activities; receipt of necessary regulatory approvals for development and commercialization, as well as changes to applicable regulatory laws in the United States Securities and Exchange Commission, under the heading "Risk Factors."

Additional risks and uncertainties may emerge from time to time, and it is not possible for Cidara's management to predict all risk factors and uncertainties. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Cidara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

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CIDARA THERAPEUTICS

REZAFUNGIN OVERALL PHASE 3 DEVELOPMENT PLAN

	PHASE 3 TREATMENT TRIAL	PHASE 3 PROPHYLAXIS TRIAL
	ReSTORE	ReSPECT
POTENTIAL INDICATION	Treatment of candidemia & invasive candidiasis	Prophylaxis against *Aspergillus*, *Candida* & *Pneumocystis* in allogeneic blood and marrow transplant patients
PHASE 3 SIZE	187 patients[1] (20% NI margin)	462 patients (12.5% NI margin)
OVERALL OBJECTIVE	FDA: Day 30 All-Cause Mortality vs SOC	Day 90 Fungal free survival vs standard of care

1. mITT population.

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4 Re S TO R E P H A S E 3 T R I A L D E S I G N 2 3 4 5 6 7 8 9 5 14 30 N= 93 Caspofungin Rezafungin N= 94 Week Day Week 1 2 3 4 5 6 7 8 9 Global Cure Global Cure (1° ENDPOINT – EMA) All-Cause Mortality (1° ENDPOINT – FDA) End of Follow Up Period 400/200mg Weekly 70/50mg Daily Dose Optional dose Dose Optional dose 1 Global Cure is defined as Clinical Cure (as assessed by the Primary Investigator), Mycological Eradication and Radiological Cure (for qualifying invasive candidiasis patients only). • A Phase 3, prospective, double-blind, randomized, international, multicenter trial • Evaluate the efficacy and safety of once-weekly IV rezafungin vs once-daily caspofungin followed by optional oral fluconazole step-down in the treatment of documented candidemia and/or IC • mITT population: All subjects in safety population who had documented Candida infection

ReSTORE PHASE 3 TRIAL RESULTS SUMMARY

Primary Efficacy Endpoints

- Both the FDA All-Cause Mortality at Day 30 as well as the EMA Global Cure at Day 14 endpoints were achieved

Secondary Efficacy Endpoints

- Early efficacy outcomes (Day 5 Global Cure, Day 5 Mycological Eradication) were either similar or trended higher in the rezafungin arm

Exploratory Efficacy Endpoints

- Blood cultures were cleared more quickly in the rezafungin arm though the difference was not significant
- Duration of ICU stay was lower in the rezafungin group compared to caspofungin

Safety

- Rates of Adverse Events and Serious Adverse Events were similar between the two study arms

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6 K E Y B A S E L I N E D E M O G R A P H I C S S I M I L A R A C R O S S A R M S DEMOGRAPHIC OR CHARACTERISTIC REZAFUNGIN n (%) CASPOFUNGIN n (%) Mean Age: ≥65 years 38 (40.9) 38 (40.4) Sex: Female 31 (33.3) 38 (40.4) Race Asian 23 (24.7) 31 (33.0) Black or African American 5 (5.4) 4 (4.3) White 59 (63.4) 55 (58.5) Other 1 (1.1) 2 (2.1) Not reported 4 (4.3) 1 (1.1) Final Diagnosis: Candidemia 64 (68.8) 67 (71.3) Final Diagnosis: Invasive Candidiasis 29 (31.2) 27 (28.7) Modified APACHE II score ≥20 12 (12.9) 17 (18.1) 10–19 42 (45.2) 40 (42.6) <10 38 (40.9) 37 (39.4) Absolute neutrophil count <500/μL 7 (7.5) 5 (5.3)

DAY 30 ALL-CAUSE MORTALITY (Primary Endpoint for FDA was Achieved)


ALL-CAUSE MORTALITY
DAY 30
22/93
23.7%
95% CI
–9.7 to 14.4
20/94
21.3%
0%
10%
20%
30%
40%
Rezafungin 400 mg/200 mg weekly (N=93)
Caspofungin 70 mg/50 mg daily (N=94)

The upper limit of the 95% confidence interval for ACM is 14.4%, which is within the noninferiority margin of 20% established with the FDA.

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8 60.6% 59.1% 0% 10% 20% 30% 40% 50% 60% 70% D AY 1 4 G LO B A L C U R E ( P r i m a r y E n d p o i n t fo r E M A w a s A c h i e v e d ) G LO B A L C U R E D A Y 1 4 The lower limit of the 95% confidence interval for Day 14 Global Cure is –14.9%, which is within the noninferiority margin of –20% established with the EMA. 57/94 55/93 Rezafungin 400 mg/200 mg weekly (N=93) Caspofungin 70 mg/50 mg daily (N=94) 95% CI –14.9 to 12.7 Global Cure is defined as Clinical Cure (as assessed by the Primary Investigator), Mycological Eradication and Radiological Cure (for qualifying invasive candidiasis patients only).

9 P R I M A RY E N D P O I N T R E S U LT S BY S U B G R O U P A L L - C A U S E M O R T A L I T Y D A Y 3 0 G L O B A L C U R E D A Y 1 4 Day 30 All-Cause Mortality and Day 14 Global Cure were similar for rezafungin and caspofungin across these predefined subgroups. 51.9% 64.2% 55.2% 60.9% 30% 40% 50% 60% 70% Invasive Candidiasis Candidemia 11.1% 25.4% 13.8% 28.1% 0% 10% 20% 30% Invasive Candidiasis Candidemia 4/29 3/27 18/64 17/67 39/64 43/67 16/29 14/27

GLOBAL CURE AT DAY 5, DAY 14, AND DAY 30

Day 5 and Day 30 are Secondary Endpoints


Global Cure Day 5
52/93
55.9%
49/94
52.1%
Global Cure Day 14
55/93
59.1%
57/94
60.6%
Global Cure Day 30
46/93
49.5%
46/94
48.9%
30%
40%
50%
60%
70%
Rezafungin 400 mg/200 mg weekly (N=93)
Caspofungin 70 mg/50 mg daily (N=94)

Global Cures were similar between study arms across multiple timepoints.

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MYCOLOGICAL ERADICATION AT DAY 5, DAY 14, AND DAY 30

Day 5, Day 14, and Day 30 are Secondary Endpoints, in Candidemia Only



Mycological Eradication Day 5
50/64
78.1%
46/67
68.7%
Mycological Eradication Day 14
46/64
71.9%
47/67
70.1%
Mycological Eradication Day 30
40/64
62.5%
40/67
59.7%
50%
60%
70%
80%
Rezafungin 400 mg/200 mg weekly (N=93)
Caspofungin 70 mg/50 mg daily (N=94)

Mycological Eradication was numerically higher for rezafungin at Day 5 and similar across arms at later timepoints.

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12 P H A S E 3 E A R LY E F F I C A C Y A N D M E D I A N I C U S TAY 0 7 14Day % Neg. Blood Culture1,2 % Mycological Eradication1 Rz Cf2 Rz CfRz Cf 36/67 1 DAY 5 DAYS2 DAYS 30/65 49/66 41/64 50/64 46/67 % Neg. Blood Culture1,2 53.7 46.2 78.1 68.7 74.2 64.1 n/N n/Nn/N 1. Patients with candidemia only 2. Not powered for statistical comparison 3. All patients in the ICU on day 1 included except for those who died prior to ICU discharge S E C O N D A R Y A N D E X P L O R AT O R Y A N A LY S E S

13 P H A S E 3 E A R LY E F F I C A C Y A N D M E D I A N I C U S TAY 0 7 14Day % Neg. Blood Culture1,2 % Mycological Eradication1 Rz Cf2 Rz CfRz Cf 36/67 1 DAY 5 DAYS2 DAYS 30/65 49/66 41/64 50/64 46/67 % Neg. Blood Culture1,2 53.7 46.2 78.1 68.7 74.2 64.1 n/N n/Nn/N 1. Patients with candidemia only 2. Not powered for statistical comparison 3. All patients in the ICU on day 1 included except for those who died prior to ICU discharge S E C O N D A R Y A N D E X P L O R AT O R Y A N A LY S E S 9.5 Days DIFFERENCE IN ICU STAY not powered for statistical comparison Median Days in ICU2,3 CASPOFUNGIN 14.5 ICU DAYS REZAFUNGIN 5.0 ICU DAYS

14 R E Z A F U N G I N P H A S E 2 A N D P H A S E 3 A L L - C AU S E M O R TA L I T Y R E S U LT S 21.3% 13.1% 23.7% 4.4% 15.8% 0% 10% 20% 30% All-Cause Mortality Day 30 All-Cause Mortality Day 30 12/76 8/61 2/46 22/93 20/94 P H A S E 2 P H A S E 3 Rezafungin 400 mg/200 mg weekly Caspofungin 70 mg/50 mg daily Rezafungin 400 mg/400 mg weekly Differences in Trials • Overall mortality higher in Ph3 • Ph3 enrolled during COVID (75% of Ph3 subjects were enrolled after March 2020) • Ph2 run in NA and Europe • Ph3 added Australia, South America, East Asia including China Impact of the above on study outcomes is unknown

15 R E Z A F U N G I N P H A S E 2 A N D P H A S E 3 D AY 1 4 C U R E R E S U LT S 60.6% 67.2% 59.1% 76.1% 60.5% 50% 60% 70% 80% 90% Global Cure Day 14 Overall Cure Day 14 46/76 41/61 35/46 55/93 57/94 P H A S E 2 1 P H A S E 3 2 Rezafungin 400 mg/200 mg weekly Caspofungin 70 mg/50 mg daily Rezafungin 400 mg/400 mg weekly 1. Overall Cure (Phase 2): resolution of systemic signs attributable to candidemia or invasive candidiasis AND mycological eradication as demonstrated by a single tissue/fluid culture or 2 negative blood cultures at least 12 hours apart 2. Global Cure (Phase 3): investigator assessment of clinical cure AND mycological eradication as demonstrated by a single negative blood or tissue/fluid culture AND (if pertinent) improvement or resolution of evidence of invasive candidiasis on radiographic imaging Differences in Trials • Overall rates of D14 global cure trended lower in Ph3 • Ph 3 enrolled during COVID • Expanded regions of enrollment • Increased rates of IC Impact of the above on study outcomes is unknown

16 Number of Subjects REZAFUNGIN 400 mg/200 mg Weekly N=98 n (%) CASPOFUNGIN 70 mg/50 mg Daily N=98 n (%) ≥1 TEAE 89 (90.8) 83 (84.7) Study drug-related* 16 (16.3) 9 (9.2) Serious AE 55 (56.1) 52 (53.1) Study drug-related* 2 (2.0) 3 (3.1) AE leading to study drug discontinuation 13 (13.3) 11 (11.2) Rezafungin was generally well tolerated and had a similar safety profile to caspofungin. S A F E T Y: S U M M A RY O F A D V E RS E E V E N T S * Study drug-related AEs may be considered related to study drug or placebo due to investigator blinding. 5 AEs in the rezafungin arm were considered related to placebo administration. 0 AEs in the caspofungin arm were considered related to placebo administration.

SAFETY: RELATED SERIOUS ADVERSE EVENTS AS DETERMINED BY THE PIs

Both SAEs in the rezafungin arm were associated with placebo administration

- Rezafungin arm
  - Infusion-related reaction (Day 3)
    - Hypersensitivity reaction during the Day 3 infusion of saline placebo
  - Urticaria (Day 15)
    - Urticarial rash following oral placebo administration

- Caspofungin arm
  - Hypertransaminasaemia (Day 14)
    - High liver function tests
  - Liver injury (Day 8)
    - High liver function tests
  - Anaphylactic shock (Day 3)
    - Anaphylactic reaction to Day 3 study drug infusion

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ReSTORE PHASE 3 TRIAL RESULTS SUMMARY

Primary Efficacy Endpoints

- Both the FDA All-Cause Mortality at Day 30 as well as the EMA Global Cure at Day 14 endpoints were achieved

Secondary Efficacy Endpoints

- Early efficacy outcomes (Day 5 Global Cure, Day 5 Mycological Eradication) were either similar or trended higher in the rezafungin arm

Exploratory Efficacy Endpoints

- Blood cultures were cleared more quickly in the rezafungin arm though the difference was not significant
- Duration of ICU stay was lower in the rezafungin group compared to caspofungin

Safety

- Rates of Adverse Events and Serious Adverse Events were similar between the two study arms

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ReSTORE PROVIDES EXCELLENT FOUNDATION FOR COMMERCIALIZATION

REZAFUNGIN

- No new treatments for IC in 15 years
- NDA and EMA Filing expected mid-2022
- Go-to-market strategy optionality while preparing
- Highly efficient market
- Supply chain in place and launch supplies on hand
- Fast Track, QIDP, Orphan designation for C/IC
- Validated by Mundipharma partnership

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ReSTORE PROVIDES EXCELLENT FOUNDATION FOR COMMERCIALIZATION

REZAFUNGIN

- No new treatments for IC in 15 years
- NDA and EMA Filing expected mid-2022
- Go-to-market strategy optionality while preparing
- Highly efficient market
- Supply chain in place and launch supplies on hand
- Fast Track, QIDP, Orphan designation for C/IC
- Validated by Mundipharma partnership

ADVANTAGES

- ✓ Only drug in development successfully compared head-to-head in Ph3 with standard of care echinocandin in 1st line *Candida* treatment
- ✓ 1st and only once-weekly antifungal candidate
- ✓ High front-loaded dosing for rapid *Candida* clearance
- ✓ Substantial tissue and organ penetration
- ✓ No DDIs across two studies with relevant drugs
- ✓ May enable early discharge (ICU and Hospital)
- ✓ Active against tough to treat *Candida* strains including *C. auris* and azole-resistant *Candida*

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ReSTORE DATA AND MARKET INPUT DEFINE CLEAR PATIENT OPPORTUNITIES



IFI
Suspected
Confirmed
1
7
14
21
ICU
General Ward
Outpatient

~30% of *Candida* patients

Targets for Rezafungin
(Cidara R&D Day Presentation Sept 2021)

INPATIENT REZAFUNGIN TARGETS

1. Documented *Candida* (not empiric)
2. Higher front-loaded dosing may be of benefit in critically ill (ICU, etc.)
3. Cannot step down (azole issues)[2]
4. Potential for early discharge (ICU and Hospital), increasing importance with COVID pandemic

OUTPATIENT REZAFUNGIN TARGETS

1. Remain on echinocandin due to azole resistance
2. Remain on echinocandin due to azole tox/DDI
3. Unknown *Candida* pathogen
4. Once-weekly facilitates administration and adherence

1. 30% of patients with *Candida* receive therapy for documented disease whereas 70% receive empiric therapy only (Internal estimate).
2. 30% of patients who start on an echinocandin are still on an echinocandin on the last day of hospitalization because they could not be stepped down. Sofjan, Garey et al. Journal of Antimicrobial Resistance. Vol14, Sept 2018

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REZAFUNGIN: TWO PHASE 3 PROGRAMS VS STANDARDS OF CARE

Candida Treatment Focus:

1^0 – Infectious Disease
2^0 – Hem/Onc

ReSTORE Complete
NDA Mid-2022

+

Antifungal Prophylaxis Focus:

1^0 – Hem/Onc
2^0 – Infectious Disease

ReSPECT Ongoing

Rezafungin is the only antifungal in clinical stage development for both 1st-line treatment and prophylaxis...

...Fluconazole and voriconazole, which sold $1B and $800M at peak[1,2] respectively, had a similar approach

1. Source: IQVIA
2. Peak year annual sales estimates for fluconazole and voriconazole are presented for illustrative purposes only and are not a forecast of potential rezafungin sales or revenue.

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